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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

            OHIO                          1-5111                  34-0538550
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

              One Strawberry Lane
                 Orrville, Ohio                                   44667-0280
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    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The J. M. Smucker Company and its wholly owned subsidiaries, International Multifoods Corporation, Multifoods Brands, Inc., Fantasia Confections, Inc., and Robin Hood Multifoods Corporation, have entered into a Purchase Agreement with Value Creation Partners Inc., dated as of January 13, 2005, for the sale of the Multifoods foodservice and bakery products businesses, which includes Multifoods U.S. foodservice and bakery products operations and its Canadian locations operated under the Gourmet Baker name, acquired as part of the International Multifoods acquisition.

The transaction is subject to usual and customary closing conditions including Hart-Scott-Rodino clearance and is expected to close by the middle of February. Value Creation Partners Inc. will acquire the foodservice and bakery products businesses of International Multifoods Corporation for $43 million, subject to a working capital adjustment, consisting of $33 million in cash and a $10 million subordinated promissory note. The note will bear interest at an annual rate of 8% and will be payable in January 2010. The Company does not anticipate an impact on its earnings per share as a result of this transaction.

The U.S. foodservice and bakery operations of International Multifoods Corporation consists of five manufacturing locations in the United States and three manufacturing locations in Canada, employing a total of approximately 780 employees.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

      Exhibit     Exhibit
      Number      Description
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        99.1      Press Release, dated January 14, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE J. M. SMUCKER COMPANY

                                    By: /s/ Richard K. Smucker
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                                        Richard K. Smucker
                                        President and Co-Chief Executive Officer

Date:  January 14, 2005

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                                  EXHIBIT INDEX

Exhibit      Exhibit
Number       Description
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  99.1       Press Release, dated January 14, 2005